Exhibit 10.1(f)


                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT, is entered into as of June 29, 2001, by and between STAR CROSS, INC., a Delaware corporation with offices at 65 East 55th Street, 12th Floor, New York, NY 10022 ("Debtor" or "Borrower"), and THCG, INC., a Delaware corporation with offices at 512 Seventh Avenue, 17th Floor, New York, NY 10018 (the "Secured Party").


        WHEREAS, Debtor wishes to obtain a loan from Secured Party and Secured Party is willing to make such loan to Debtor; and

        WHEREAS, Debtor will issue its secured promissory note or notes (the "Notes") to the Secured Party pursuant to that certain loan agreement, by and between the Debtor and Secured Party, of even date herewith (the "Loan Agreement"). The Loan Agreement, this Agreement and other ancillary agreements between Debtor and Secured Party of even date herewith are sometimes referred to herein as the "Loan Documents"; and

        WHEREAS, the Debtor has agreed to grant the Secured Party a security interest in all of the assets of Debtor as more fully described on Schedule A annexed hereto;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

        1. Grant of Security Interest. (a) To secure the payment when due (at maturity, upon acceleration or otherwise) of principal and interest under the Note and the payment and performance by the Debtor of all obligations, liabilities and indebtedness of Debtor to the Secured Party pursuant to the Note and the other Loan Documents, Debtor hereby grants, conveys and assigns to Secured Party a security interest in all of the property and assets of Debtor, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interest, and all products and proceeds thereof, as more fully described on Schedule A attached hereto (all of the same being hereinafter called the "Collateral").

               (b) The security interest granted herein given to secure performance and payment of all obligations, liabilities and indebtedness of Borrower to Secured Party of whatever kind and whenever or however created or incurred, whether now existing or hereafter arising (hereinafter called the "Obligations"), including, without limiting the generality of the foregoing, any and all obligations and indebtedness arising under the Notes and the other Loan Documents.

               (c) Borrower and Secured Party agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Secured Party. Borrower represents, warrants and promises to Secured Party that: (i) Borrower is the sole owner of each item of the Collateral upon which it purports to grant a Lien pursuant to this Agreement and the other Loan Documents, and has good and marketable title thereto free and clear of any and all Liens or claims of others; (ii) the security interests granted pursuant to this Agreement, upon completion of the filings of UCC-1 financing statements with the appropriate jurisdictions or upon the physical delivery to Secured party of any securities constituting a part of the Collateral, will constitute valid, perfected security interests in all of the Collateral in favor of

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

the Secured Party as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from the Borrower (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof ; and (iii) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office. Borrower promises to defend the right, title and interest of Secured Party in and to the Collateral against the claims and demands of all Persons whomsoever, and shall take such actions, at Borrower's sole cost and expense, including (x) the prompt delivery of all original Instruments, Chattel Paper and certificated Stock owned by Borrower , (y) notification of Secured Party's interest in Collateral at Secured Party's request, and (z) the institution of litigation against third parties as shall be prudent in order to protect and preserve Secured Party's interest in the Collateral. Borrower shall mark its books and records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of THCG, Inc."

        2. Secured Party's Rights. (a) Secured Party may, (i) at any time in Secured Party's own name or in the name of Borrower, communicate with account debtors, parties to contracts, and obligors in respect of accounts, contracts, instruments, chattel paper or other Collateral to verify, to Secured Party's satisfaction, the existence, amount and terms of any such accounts, contracts, instruments or chattel paper or other Collateral, and (ii) at any time and without prior notice to Borrower, notify account debtors, parties to contracts, and obligors in respect of chattel paper, instruments, or other Collateral that the Collateral has been assigned to Secured Party and that payments shall be made directly to Secured Party. Upon the request of Secured Party, Borrower shall so notify such account debtors, parties to contracts, and obligors in respect of instruments, chattel paper or other Collateral. Borrower hereby constitutes Secured Party or Secured Party's designee as Borrower's attorney with power to endorse such Borrower's name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

               (b) Borrower shall remain liable under each contract, instrument and license to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Secured Party shall have no obligation or liability whatsoever to any person under any contract, instrument or license (between Borrower and any person other than Secured Party) by reason of or arising out of the execution, delivery or performance of this Agreement, and Secured Party shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect, compromise or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any contract, instrument or license.

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

               (c) Borrower shall, with respect to each owned, leased or controlled property, during normal business hours and upon reasonable advance notice (unless a default shall have occurred and be continuing, in which event no notice shall be required and Secured Party shall have access at any and all times): (i) provide access to such property to Secured Party and any of its officers, employees and agents, as frequently as Secured Party determines to be appropriate; (ii) permit Secured Party and any of its officers, employees and agents to inspect, audit and make extracts and copies (or take originals if reasonably necessary) from Borrower's books and records; and (iii) permit Secured Party to inspect, review, evaluate and make physical verifications and appraisals of the Inventory and other Collateral in any manner and through any medium that Secured Party considers advisable, and Borrower agrees to render to Secured Party, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

               (d) After the occurrence and during the continuance of a default, Borrower at its own expense, shall cause the certified public accountant then engaged by such Borrower to prepare and deliver to Secured Party at any time and from time to time, promptly upon Secured Party's request, the following reports:
(i) a reconciliation of all accounts; (ii) an aging of all accounts; (iii) trial balances; and (iv) test verifications of such accounts as Secured Party may request. Secured Party shall be permitted to observe and consult with Borrower's accountants in the performance of these tasks.

               (e) The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given to Secured Party by statute (including without limitation, the Uniform Commercial Code) or rule of law and regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted.

        3. Secured Party's Appointment as Attorney-in-fact. By its execution of this Agreement, Borrower hereby grants Secured Party a Power of Attorney . The power of attorney granted pursuant to this Power of Attorney and all powers granted under any Loan Document are powers coupled with an interest and shall be irrevocable until all of the Obligations are repaid in full. The powers conferred on Secured Party under the Power of Attorney are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party agrees not to exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing. Borrower authorizes Secured Party to file any financing or continuation statement without the signature of Borrower to the extent permitted by applicable law.

        4. Grant of License to Use Intellectual Property Collateral. Borrower hereby grants to Secured Party an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Borrower) to use, transfer, license or sublicense any intellectual property now owned, licensed to, or hereafter acquired by Borrower, and wherever the same may be located,

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

and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third person; provided, that such license will terminate on the date all of the Obligations are repaid in full.

        5. Representations Regarding Security. (a) Debtor represents, warrants and agrees that, except for the security interests granted hereunder to Secured
Party:

           (i) Borrower owns good and indefeasible title to the Collateral;

           (ii) no security interest has been or will be granted by Borrower with respect to any of the Collateral;

           (iii) Borrower will not file or permit to be filed any other financing statements or security instrument in respect of the Collateral in contravention of (ii); and

           (iv) the lien herein referred to as security for the Obligations, in favor of Secured Party, is and shall be first, prior and superior to all other liens on the Collateral.

           (b) Borrower will execute and deliver such financing statements, security agreements, collateral assignments, landlord waivers and other documents as may be requested by the Secured Party from time to time to confirm, perfect and preserve the security interest created hereby and to preserve the priority of the security interest created hereby, and in addition, hereby authorizes the Secured Party to execute on behalf of Borrower, deliver and file such financing statements, security agreements and other documents without the signature of Borrower, all at the expense of Borrower.

        6. Representations, Warranties and Covenants. All representations, warranties and covenants contained in the Loan Agreement are hereby incorporated herein by reference as if such representations, warranties and covenants were fully set forth herein.

        7. Events Of Default.

        At the option of Secured Party and without necessity of demand or notice, all or any part of the Obligations shall immediately become due and payable irrespective of any agreed maturity upon the happening of any of the following events of default ("Events of Default"):

               (a) A default in the payment of any amount under the Note, when and as the same shall become due and payable.

               (b) A default in the performance or a breach of any of the covenants of the Borrower contained in the Loan Agreement and continuance of such default or breach for a

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period of 30 days.


               (c) A default or event of default which remains uncured following any applicable cure period shall have occurred with respect to any Senior Debt or Junior Unsecured Indebtedness.


               (d) Any representation, warranty or certification made by the Borrower pursuant to the Note, the Loan Agreement or any Loan Document, or in any written statement provided pursuant hereto or thereto, shall prove to have been false or misleading as of the date made or thereafter in any material respect.

               (e) A final judgment or judgments for the payment of money in excess of $25,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction over the Borrower or any Subsidiary unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) discharged (or provision shall have been made for such discharge), stayed, bonded, paid or discharged within a period of 30 days from the date of entry thereof.

               (f) There shall be commenced against Borrower any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which remains unstayed or undismissed for thirty (30) consecutive days; or Borrower shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent transfer or other similar law.

               (g) The entry of a decree or order by a court having jurisdiction adjudging the Borrower or any Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Borrower or any Subsidiary, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 45 days; or the commencement by the Borrower or any Subsidiary of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Borrower or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Borrower or any Subsidiary in furtherance of any such action.



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        (h) A default under, cancellation of or other invalidity or termination of the License Agreement by and between Donald & Co. Securities, Inc. and Holder to be entered into by and between the parties hereto.


        8.     Remedies.


               (a) Upon the occurrence of an Event of Default referred to in
Section 7(a), (f), (g) or (h), the Note shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Borrower. Upon the occurrence of an Event of Default other than one referred to in Sections 7(a), (f), (g) or *h), the Lender may declare, by written notice to the Borrower, all amounts due under the Note to be due and payable immediately, and upon such declaration the same shall become due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Borrower.


               (b) The Lender may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Borrower, and in connection with any such action or proceeding shall be entitled to receive from the Borrower payment of the principal amount of the Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

               (c) Without limiting the generality of the foregoing, Borrower expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, to the extent permitted by law, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right of equity of redemption, which right Borrower hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

               (d) Upon the occurrence and during the continuance of an Event of Default and at Lender's request, Borrower further agrees to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to Borrower to maintain or preserve the rights of Borrower as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects,

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

seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender's remedies with respect thereto without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Person. Borrower agrees that ten (10) days prior notice by Lender to Borrower of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

               (e) Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

        9. Taxes and Charges. Debtor agrees to pay prior to delinquency, all taxes, charges, liens and assessments, if any, against the Collateral, and upon the failure of Debtor to do so, Secured Party at his option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payment by Secured Party shall be immediately due and payable by Debtor to Secured Party and shall become part of the indebtedness evidenced by the Note.

        10. Definition of Debtor. The term "Debtor" as used throughout this Agreement shall include (a) the respective successors and assigns of Debtor; and
(b) any individual, association, trust, partnership, corporation, or other entity to which all or substantially all of the business or assets of Debtor shall have been transferred or with or into which Debtor shall have been merged, consolidated, reorganized or absorbed.

        11. Continuing Agreement. This is a continuing agreement and all the rights, powers and remedies of Secured Party hereunder shall continue to exist unless (a) all indebtedness shall have been paid in full, or (b) Secured Party, upon request of Debtor, has executed a termination statement. Otherwise this Agreement shall continue irrespective of the fact that any or all of the Indebtedness may have become barred by any statute of limitations or that the liability of Debtor may have ceased, and notwithstanding the death, incapacity or bankruptcy of Debtor or any other event or proceeding affecting Debtor

        12.    MISCELLANEOUS.

               (a) Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). No Loan Document may

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

be modified, altered or amended except by a written agreement signed by Secured Party and Borrower.

               (b) No Waiver. Neither Secured Party's failure, at any time, to require strict performance by Borrower of any provision of any Loan Document, nor Secured Party's failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Secured Party thereafter to demand strict compliance and performance therewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of any provision under the Loan Documents or a default hereunder shall not suspend, waive or affect any other provision under any Loan Document or a default hereunder, and shall not be construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower to Secured Party contained in any Loan Document and no default by Borrower under any Loan Document shall be deemed to have been suspended or waived by Secured Party, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Secured Party and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Secured Party shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

               (c) Severability; Section Titles. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. The Section titles contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

               (d) Authorized Signature. Until Secured Party shall be notified in writing by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Secured Party or any of Secured Party's officers, agents, or employees to be that of an officer of Borrower shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors, and Secured Party shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance thereon shall have actual knowledge to the contrary.

               (e) Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail,

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

return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 10(e), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any person (other than Borrower or Secured Party) designated in Schedule B to receive copies shall in no way adversely affect the effectiveness of communication.

               (f) Counterparts. Any Loan Document may be executed in any number of separate counterparts by one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument.

               (g) Time of the Essence. Time is of the essence for performance of the Obligations under the Loan Documents.

               (H) GOVERNING LAW. THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

               (i) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (A) BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND SECURED PARTY PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT SECURED PARTY AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH

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

ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER?S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

               (B) THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE BETWEEN SECURED PARTY AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

               (j) Capitalized terms not defined in this Agreement shall have the meaning given such terms in the Loan Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the date first above written.

                                   STAR CROSS, INC.


(Corporate Seal)
                                   By: /s/ Stephen Blum
                                      ----------------------------




                                   THCG, INC.



                                   By: /s/ Joseph D. Mark
                                      ----------------------------
                                       Joseph D. Mark, CEO


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

                                   SCHEDULE A

                            Description of Collateral



        All of Debtor's property and assets, including, without limitation, all of the following property and assets in which it now has or at any time in the future may acquire any right, title or interest: all accounts; all bank and deposit accounts and all funds on deposit therein; all cash and cash equivalents; all commodity contracts; all investments, stock and investment property, including all of the capital stock of Donald & Co., Securities, Inc.; all inventory and equipment; all goods; all chattel paper, documents and instruments; all books and records; all general intangibles; and to the extent not otherwise included, all proceeds and products of all and any of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing, but excluding in all events hazardous waste (all of the foregoing, together with any other collateral pledged to the Secured Party pursuant to this Agreement or any other Loan Document, collectively, the "Collateral").



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                                   SCHEDULE B

                                     NOTICES


All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or overnight courier, if telecopied or if mailed, certified or registered mail, with first-class postage paid, in each case addressed as follows:

if to Debtor, to:     Steven Blum
                      65 East 55th  Street, 12th Floor
                      New York, NY 10022
                      Telecopy No.: (212) 832-6554

with a copy to:       Parker Duryee
                      529 Fifth Avenue
                      New York, NY  10017
                      Attn: Michael DiGiovanna, Esq.
                      Telecopy No.:(212) 972-9487

if to THCG, to:       Joseph Mark
                      512 Seventh Avenue, 17th Floor
                      New York, NY  10018
                      Telecopy No.: (212) 223-0161

with a copy to:       Bronson  & Migliaccio, LLP
                      3010 Westchester Avenue, Suite 403
                      Purchase, New York 10577
                      Telecopy No.: (914) 251-1213
                      Attn: H. Bruce Bronson, Jr., Esq.



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